U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2014

ELDORADO ARTESIAN SPRINGS, INC.
(Name of registrant as specified in its charter)

Colorado	000-18235	84-0907853
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1783 DOGWOOD STREET, LOUISVILLE, COLORADO	80027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (303) 499-1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Eldorado Artesian Springs, Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”) on September 22, 2014.  At the Annual Meeting, shareholders considered and voted upon four proposals.  The proposals, number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter are set forth below.

On July 28, 2014, the record date for the Annual Meeting, 6,036,091 shares of the Company’s common stock were issued and outstanding.

(1)	Proposal: Elect four directors of the Company.

Votes
Director Name	For	Withheld	Broker Non-Votes
J. Ross Colbert	4,561,132	194,471	72,410
Douglas A. Larson	4,561,132	194,471	72,410
Jeremy S. Martin	4,561,132	190,351	72,410
Jane S. Miller	4,561,132	834	72,410

(2)	Proposal: Ratify the appointment of EKS&H, LLLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2015.

Votes
For	Against	Abstain	Broker Non-Votes
4,981,289	-	17,338	-

(3)
Proposal:  Approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the section of the Company’s 2014 proxy statement entitled “Executive Compensation.”

Votes
For	Against	Abstain	Broker Non-Votes
4,516,792	5,002	39,338	72,410

(4)	Proposal: Approve on a non-binding, advisory basis the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4,559,032	100	-	2,000	72,410

Results:  For Proposal (1), all director nominees were elected to the Board of Directors of the Company.  Proposal (2) was approved by shareholders.  Proposal (3), which was advisory in nature, was approved by shareholders.  For Proposal (4), which was advisory in nature, shareholders voted in favor of conducting future shareholder advisory votes on the compensation of the Company’s named executive officers every year.

Consistent with its recommendation to shareholders and the result of the shareholder vote on Proposal 4 discussed above, the Board of Directors of the Company decided to hold an advisory vote to approve the Company’s compensation paid to named executive officers (“Say-on-pay Vote”) every year.  Accordingly, the Company expects to hold a Say-on-pay Vote every year until and including the year the Company holds another advisory vote on the frequency upon which the Company will seek Say-on-pay Votes, which will be no later than its Annual Meeting of Shareholders in 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eldorado Artesian Springs, Inc.

Date: September 26, 2014	By:	/s/ Cathleen Shoenfeld
Cathleen Shoenfeld
Chief Financial Officer